UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

XPO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2019 annual meeting of stockholders (the “2019 Annual Meeting”) of XPO Logistics, Inc. (the “Company”) was held on May 15, 2019.

(b)
At the 2019 Annual Meeting, the stockholders voted, consistent with the recommendation of the Board of Directors of the Company, to (1) elect each of the Company’s nominees for director; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019; (3) approve an amendment to the Company’s incentive compensation plan to increase the number of available shares thereunder by 2,000,000 to a total of 5,400,000, extend the term of the plan and make certain other changes; (4) approve the advisory vote on the Company’s executive compensation; (5) reject the stockholder proposal regarding the requirement that the chairman of the board be an independent director; and (6) reject the stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives.

1.	Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Bradley S. Jacobs	72,360,556	1,036,310	89,080	11,594,575
Gena L. Ashe	73,252,225	120,818	112,903	11,594,575
Marlene M. Colucci	72,721,488	651,840	112,618	11,594,575
AnnaMaria DeSalva	73,138,792	232,878	114,276	11,594,575
Michael G. Jesselson	72,354,528	1,041,221	90,197	11,594,575
Adrian P. Kingshott	72,142,905	1,254,091	88,950	11,594,575
Jason D. Papastavrou	72,354,886	1,015,676	115,384	11,594,575
Oren G. Shaffer	73,239,891	130,700	115,355	11,594,575

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019:

Votes For	84,252,588
Votes Against	695,359
Abstentions	132,574
Broker Non-Votes	0

3.
Amendment to XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to increase the number of available shares thereunder by 2,000,000 to a total of 5,400,000, extend the term of the plan and make certain other changes:

Votes For	71,125,477
Votes Against	2,243,717
Abstentions	116,752
Broker Non-Votes	11,594,575

A summary of Amendment No. 1 to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (the “Amendment”) is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 22, 2019 (the “Proxy Statement”) under “Proposal 3: Approval of an Amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan,” which summary is incorporated herein by reference. A copy of the Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

4.	Advisory vote on executive compensation:

Votes For	49,197,011
Votes Against	24,166,393
Abstentions	122,542
Broker Non-Votes	11,594,575

5.	Stockholder proposal regarding the requirement that the chairman of the board be an independent director:

Votes For	13,362,051
Votes Against	57,561,033
Abstentions	2,562,862
Broker Non-Votes	11,594,575

6.	Stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives:

Votes For	13,145,596
Votes Against	59,906,343
Abstentions	434,007
Broker Non-Votes	11,594,575

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1
Amendment No. 1 to the 2016 Omnibus Incentive Compensation Plan (incorporated herein by reference to Annex B to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 22, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2019	XPO LOGISTICS, INC.
	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis,
Senior Vice President, Corporate Counsel